Exhibit 99.1

Exceeding Expectations Fleet Status Report15 December 2011Last week Ensco had two naming ceremonies for its newest ultra-deepwater rigs – ENSCO DS-6 in South Korea and ENSCO 8505 in Singapore. Ensco continues to have the world’s youngest ultra-deepwater fleet. ENSCO 8505

Ensco plc
Fleet Status Report
15 December 2011

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth[1]	Customer/ Status	Day Rate $000's US	Location	Est. Avail / Contract Change	Comments
Deepwater							
North & South America (excluding Brazil) - See Definitions and Disclaimers							
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	In 4Q11 on zero rate for 75 days. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Mid 290s	U.S. Gulf of Mexico	Aug. 13	In 4Q11 on zero rate for 7 days. Lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over primary contract term, which equals approx. $31,000 per day. Plus cost adjustments and four 1-year same-rate options
ENSCO 8501	Semisubmersible DP	8500/10000	Nexen/Noble Energy	Mid 370s	U.S. Gulf of Mexico	Jun. 13	Currently allocated to Noble. For Nexen's allocation of rig time, see *U.S. Gulf of Mexico* on Definitions and Disclaimers page. Mob and upgrade costs are reimbursed by Noble and Nexen at approx. $19,000 per day over primary contract term. Plus cost adjustments and unpriced options
ENSCO 8502	Semisubmersible DP	8500/10000	Nexen	Low 490s	U.S. Gulf of Mexico	Jun. 13	Plus approx. $35,000 per day for reimbursable mobilization expenses and upgrades amortized over 2-year term contract. Plus cost adjustments
ENSCO 8503[2]	Semisubmersible DP	8500/10000	Cobalt	Low 210s	U.S. Gulf of Mexico	Dec. 11	Started early Dec. 11, 21 days at special Cobalt rate of low 210s for upgrades. Then expect to commence original 2-year term contract Jan. 12 with Cobalt in U.S. Gulf of Mexico, mid 530s, plus reimbursable expenses and upgrades to be amortized over Cobalt's primary contract term of approx. $54,000 per day once term contract commences
Brazil							
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	High 540s	Brazil	May 16	In 4Q11 on zero rate for 22 days. Plus cost adjustments
ENSCO 7500	Semisubmersible DP	8000	Contracted/sea trials		Brazil	Dec. 11	Next to Petrobras to Jul. 14, low 320s. Eligible for bonus opportunity up to 5%. Plus mob and upgrade costs to be amortized over contract at approx. $20,000 per day. Plus cost adjustments
ENSCO 6001	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 270s	Brazil	Jun. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6002	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 270s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6003	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 310s	Brazil	Jan. 17	In 4Q11 in shipyard for 4 days. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 310s	Brazil	Oct. 16	Eligible for bonus opportunity up to 15%, plus cost adjustments
Europe & Mediterranean							
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Mid 270s	Israel	Mar. 12	Plus cost adjustments and three 1-well same price options
Middle East & Africa							
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Mid 190s	Angola	Mar. 15	In 4Q11 on zero rate for 10 days. Rate increases late Dec. 11, low 310s, then increases Oct. 12 to low 350s. Planned shipyard upgrade and inspection 3Q12 for approx. 90 days at zero rate. Plus options and cost adjustments. Eligible for bonus opportunity up to 7% to Dec. 11 and up to 5% thereafter
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Mid 460s	Angola	Jul. 13	In 4Q11 on zero rate for 8 days. Eligible for bonus opportunity up to 5%, plus cost adjustments
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP/En route	Low 520s	Angola	Jun. 16	Sublet to Petrobras and mobilizing to Angola. Expect to commence operations Jan. 12 to mid 2012. Reimbursed mob costs to be determined and amortized over sublet term. Then return to BP in U.S Gulf of Mexico, high 480s. Plus cost adjustments
ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	Maersk	Mid 270s	Angola	Jun. 12	Next to PetroSA in South Africa to Jun. 14, mid 270s. Plus two 1-well options, low 320s

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Ensco plc
Fleet Status Report
15 December 2011

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth[1]	Customer/ Status	Day Rate $000's US	Location	Est. Avail / Contract Change	Comments
Deepwater							
Asia & Pacific Rim							
ENSCO 8504	Semisubmersible DP	8500/10000	TOTAL	Mid 420s	Brunei	Jun. 12	In Oct. 11, 13 days at zero rate to complete acceptance testing as planned and related activities. Plus options. Mob and upgrade costs amortized over contract at approx. $94,000 per day
Under Construction							
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	Under construction		South Korea	Dec. 11	As planned, initial mobilization from South Korea to Singapore to load additional equipment into March 2012. Then mobilization, sea trials and acceptance testing, which is to be determined based on initial contract terms
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Under construction		South Korea	2H13	
ENSCO 8505	Semisubmersible DP	8500/10000	Under construction/ Contracted		Singapore	1Q12	Contracted to Anadarko/Apache/Noble Energy in US GOM for longer of two years or two rotations each, mid 470s, with estimated commencement in 2Q12. Plus two 1-year priced options
ENSCO 8506	Semisubmersible DP	8500/10000	Under construction		Singapore	2H12	

[1] For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.

[2] While ENSCO 8503 has earned a sublet day rate since its successful completion of acceptance testing, the original two-year contract has not yet commenced. Therefore, mobilization from the shipyard and other related reimbursements are not yet being recognized in revenue.

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Ensco plcFleet Status Report15 December 2011Est. Avail / Segment / Water Day Rate Contract Region / Rig Design Depth’ (1) Customer/ Status $000’s USLocation Change CommentsMidwaterBrazilENSCO 5000 Semisubmersible—2300/2650 Petrobras High 230s Brazil Jul. 13 Eligible for bonus opportunity up to 15%, plus cost adjustments Conv Neptune PentagonENSCO 5002 Semisubmersible—1000 OGX Low 200s Brazil Nov. 13 Planned shipyard inspection mid Jan. 12 for approx. 60 days. Rate increases mid Nov. 12 to low 220s Conv Aker H-3 ENSCO 5004 Semisubmersible—1500 OGX Low 220s Brazil Nov. 13 Rate increases mid Nov. 12 to mid 230s Conv F & G Enhanced Pacesetter ENSCO 5005 Semisubmersible—1500/1700 Petrobras Mid 230s Brazil Apr. 13 Eligible for bonus opportunity up to 10%, plus cost adjustments Conv F & G Enhanced PacesetterENSCO 6000 Semisubmersible—DP 3400/4000 Petrobras High 140s Brazil Feb. 12 Estimate 74 days of downtime for shipyard stay in 4Q11 at zero rate. Currently outfitted for workover activity. Eligible Amethyst for bonus opportunity up to 18%, plus cost adjustmentsMiddle East & AfricaENSCO 5003 Semisubmersible—1000 SOCO Mid 180s Congo Jan. 12 Plus one 1-well same rate option Conv Aker H-3Page 3 of 6

ENSCO

Ensco plc
Fleet Status Report
15 December 2011

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000's US	Location	Est. Avail / Contract Change	Comments
Jackups							
North & South America (excluding Brazil)							
U.S. Gulf of Mexico - See Definitions and Disclaimers							
ENSCO 59	F&G	300	Cold stacked		Gulf of Mexico		
ENSCO 68	MLT 84-CE	400	Chevron	Low 100s	Gulf of Mexico	Jul. 12	Rate increases Jan. 12 to mid 110s. Day rate does not include certain extra reimbursable costs
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico		
ENSCO 75	MLT Super 116-C	400	Apache	Low 100s	Gulf of Mexico	Mar. 12	Rate increases Jan. 12 to mid 110s. Plus cost adjustments
ENSCO 81	MLT 116-C	350	Cimarex	Mid 80s	Gulf of Mexico	Jan. 12	Next to Walter to Mar. 12, mid 80s. Then to Dynamic to Mar. 13, low 90s plus unpriced options
ENSCO 82	MLT 116-C	300	Chevron	High 70s	Gulf of Mexico	Jul. 12	Rate increases Jan. 12 to mid 80s. Day rate does not include certain extra reimbursable costs
ENSCO 86	MLT 82 SD-C	250	Apache	Mid 60s	Gulf of Mexico	Apr. 12	
ENSCO 87	MLT 116-C	350	Apache	Mid 80s	Gulf of Mexico	Apr. 12	
ENSCO 90	MLT 82 SD-C	250	Energy XXI	Mid 60s	Gulf of Mexico	Apr. 12	
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Mid 60s	Gulf of Mexico	Apr. 12	
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico		
Mexico							
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Nov. 12	Plus cost adjustments
ENSCO 89	MLT 82 SD-C	250	Pemex	Mid 80s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Feb. 12)
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Jan. 12)
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Apr. 12	Plus cost adjustments
Europe							
North Sea							
ENSCO 70	Hitachi K1032N	250	Tullow	Low 90s	UK	Mar. 12	Next to RWE Dea to Feb. 13, high 80s. Plus five 1-well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	High 80s	Denmark	Mar. 13	Rate increases Mar. 12 to low 110s. Plus two 1-year options at escalating day rates
ENSCO 72	Hitachi K1025N	225	Maersk	High 80s	Denmark	Jun. 12	Plus three 1-year options at escalating day rates
ENSCO 80	MLT 116-CE	225	Wintershall	Low 90s	UK	Feb. 12	Next to Dana to Apr. 12, low 100s. Then to Perenco to Jul. 12, mid 90s, plus one 1-well same rate option. Then to EOG to Feb. 13, high 90s, plus one 2-well unpriced option
ENSCO 92	MLT 116-C	225	Ithaca	Low 100s	UK	Jan. 12	Next to RWE Dea to Sep. 12, high 80s. Plus three 1-well unpriced options
ENSCO 100	MLT 150-88-C	350	E.ON	Mid 130s	UK	Apr. 12	Rate increases Feb. 12 to low 160s. Plus three 1-well unpriced options
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 170s	UK	Jul. 12	Rate increases Feb. 12 to low 200s. Plus cost adjustments and one unpriced option
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 200s	UK	Jun. 16	Rate firm for 8 wells (est. 3 years) thereafter at mutually agreed rate. Plus unpriced options

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Ensco plc
Fleet Status Report
15 December 2011

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000's US	Location	Est. Avail / Contract Change	Comments
Jackups							
Middle East & Africa							
Middle East							
ENSCO 54	F&G L-780 Mod II-C	300	ADOC/QPD/Bunduq	High 50s	UAE/Qatar	Jun. 12	Rate increases Feb. 12 to high 60s. Plus cost adjustments and well-to-well unpriced options
ENSCO 58	F&G	250	Saudi Aramco	Mid 60s	KSA	Dec. 13	Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 14	Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade Mar. 12 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60s	Qatar	Dec. 12	Plus multiple options at escalating rates
ENSCO 91	Hitachi	270	Saudi Aramco	High 60s	KSA	Jul. 14	Planned shipyard upgrade early Mar. 12 for approx. 90 days at zero rate. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	Jan. 13	Plus multiple options at escalating rates
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	KSA	Nov. 14	Planned shipyard upgrade 3Q12 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	KSA	Nov. 14	Planned shipyard upgrade mid 2012 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
Pride Hawaii	Levingston	300	Cold stacked		Bahrain		
Pride Pennsylvania	MLT	300	Cold stacked		Bahrain		
Africa							
ENSCO 61	Levingston	300	Perenco	High 80s	Cameroon	Jan. 12	
Asia & Pacific Rim							
Southeast Asia / Australia							
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 70s	Malaysia	Apr. 13	Assigned to Murphy for remaining term, mid 70s. Late 1Q12 10-day inspection, mid 30s. Plus one year option at same rate and one 1-year unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	Petronas Carigali	High 70s	Malaysia	Feb. 12	Next to Salamander in Thailand to Jun. 12, low 80s. Then expect to work to Dec. 12, low 100s
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 70s	Indonesia	Apr. 13	Planned shipyard time for approx. 15 days in May 12 at zero rate. Plus one 6-month unpriced option
ENSCO 67	MLT 84-CE	400	Pertamina	Low 100s	Indonesia	Jan. 13	Plus one 8-month unpriced option
ENSCO 85	MLT 116-C	300	En route		Singapore		Next to shipyard for upgrade in Singapore for approx. 4 months
ENSCO 104	KFELS MOD V-B	400	Apache	High 140s	Australia	Nov. 12	Plus cost adjustments. Upgrades amortized over Apache's 1-year term contract of approx. $3,000 per day. Plus one 1-year unpriced option
ENSCO 105	KFELS MOD V-B	400	Talisman	Mid 120s	Malaysia	Aug. 12	Planned shipyard time for approx. 14 days in Mar. 12 at zero rate. Two 1-year unpriced options. Upgrades amortized over Talisman's primary contract term of approx. $6,000 per day
ENSCO 106	KFELS MOD V-B	400	Newfield	Mid 120s	Malaysia	Oct. 12	Plus cost adjustments. Upgrades amortized over Newfield's remaining contract term of approx. $4,000 per day
ENSCO 107	KFELS MOD V-B	400	Premier Oil	Low 110s	Vietnam	Apr. 12	Rate increases late Jan. 12 to low 130s and to mid 130s in Mar. 12. Plus three 1-well options at index rate
ENSCO 108	KFELS MOD V-B	400	TOTAL	High 120s	Brunei	Jan. 12	Next to shipyard for planned inspection for approx. 3 weeks. Expect to work in Thailand Mar. 12 to Mar. 14, mid 130s
ENSCO 109	KFELS MOD V-	350	PTTEP	Low 170s	Australia	Jun. 12	Next to ENI/Murphy/Vermillion/Santos for work to Jan. 13, mid 170s. Plus one 1-well option at same rate
Under Construction							
ENSCO 120	KFELS Super A	400	Under construction/ contracted		Singapore	2Q13	Contracted to Nexen in the UK from 4Q13 to Mar. 15, low 230s. Plus cost adjustments and eleven 1-well options, mid 250s. Mob fee of $7.5 million to be amortized over primary contract term
ENSCO 121	KFELS Super A	400	Under construction		Singapore	4Q13	
ENSCO 122	KFELS Super A	400	Under construction		Singapore	3Q14	

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ENSCO

Ensco plc
Fleet Status Report
15 December 2011

Rig	Design	Water Depth'	Customer/ Status	Day Rate $000's US	Location	Est. Avail / Contract Change	Comments
Other							
Deepwater Drilling Management							
Kizomba	Deepwater TLP Drilling Rig	5000	ExxonMobil	Mid 80s	Angola	Apr. 15	
Thunderhorse	Deepwater Semisubmersible	6000	BP	Mid 80s	U.S. Gulf of Mexico	Jan. 12	Plus five 1-year unpriced options
Barge Rig							
ENSCO I	Barge Rig		Cold stacked		Singapore		

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to Pride's drilling contracts in place on the 31 May 2011 acquisition date. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term.

Rig Names. We are in the process of completing name changes on some of our rigs, some of which may not be completed for some time. For purposes of our Fleet Status Report, we are using the new names even when the name change has not been completed. Below is a legend showing the name changes.

Legend of rig names changing

ENSCO DS-1	Pride Africa	ENSCO 6000	Pride South America	ENSCO 5002	Pride Sea Explorer	ENSCO 61	Pride Cabinda
ENSCO DS-2	Pride Angola	ENSCO 6001	Pride Carlos Walter	ENSCO 5003	Pride South Seas	ENSCO 91	Pride Montana
ENSCO DS-3	Deep Ocean Ascension	ENSCO 6002	Pride Brazil	ENSCO 5004	Pride Venezuela	Pride Hawaii	Pride Hawaii
ENSCO DS-4	Deep Ocean Clarion	ENSCO 6003	Pride Rio de Janeiro	ENSCO 5005	Pride South Atlantic	Pride Pennsylvania	Pride Pennsylvania
ENSCO DS-5	Deep Ocean Mendocino	ENSCO 6004	Pride Portland	ENSCO 5006	Pride North America	Pride Wisconsin	Pride Wisconsin
ENSCO DS-6	Deep Ocean Molokai	ENSCO 5000	Pride Mexico	ENSCO 58	Pride North Dakota		
ENSCO DS-7	Deep Ocean Marquesas	ENSCO 5001	Pride South Pacific	ENSCO 59	Pride Tennessee		

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements involving future rig dayrates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including the continued impact of the Macondo well incident; governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC's website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

U.S. Gulf of Mexico. Certain Ensco rigs in the U.S. Gulf of Mexico have been and may be further affected by the regulatory developments and other actions that have or may be imposed by the U.S. Department of the Interior. Ensco rig utilization and day rates have been negatively influenced due to regulatory requirements and delays in our customers' ability to secure drilling and associated permits. Current or future NTLs or other directives, legislation or regulations may further impact our customers' ability to obtain permits and commence or continue deep- or shallow-water operations in the U.S. Gulf of Mexico. We continue to work with our customers on mutually agreeable contingency plans for our deepwater rigs in the U.S. Gulf of Mexico. In certain cases, we have negotiated reduced day rates with existing customers and/or sublet agreements with other customers in the U.S. Gulf of Mexico or elsewhere.

Ensco has rejected all force majeure notices received since the Macondo well incident as invalid under the terms of the applicable drilling contracts. During mid-December 2010, Ensco received a force majeure notice from Nexen regarding ENSCO 8501. Following delivery of the force majeure notice, Nexen only paid the $280,000 force majeure rate (75% of the mid-$370,000 invoiced applicable day rate at the time) under recent invoices. Ensco, in turn, notified Nexen that it is in default, which Nexen has denied. Ensco has commenced litigation to resolve the dispute.

The full impact of the government's actions and the regulations discussed in this note and potential new regulatory, legislative or permitting requirements has not yet been determined, but could have a further material adverse effect upon our results of operations.

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